Q4 2018 Investor Presentation Financial Information – 9-30-18

Forward-Looking Statements This presentation contains various “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 about Renasant Corporation (“Renasant,” “we,” “our,” or “us”) that are subject to risks and uncertainties. Congress passed the Private Securities Litigation Reform Act of 1995 in an effort to encourage companies to provide information about their anticipated future financial performance. This act provides a safe harbor for such disclosure, which protects a company from unwarranted litigation if actual results are different from management expectations. Forward-looking statements include information concerning our future financial performance, business strategy, projected plans and objectives. These statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive risks and uncertainties, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ from those indicated or implied in the forward-looking statements, and such differences may be material. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plans,” “may increase,” “may fluctuate,” “will likely result,” and similar expressions, or future or conditional verbs such as “will,” “should,” “would,” and “could,” are generally forward-looking in nature and not historical facts. Investors should understand that the following important factors, in addition to those discussed elsewhere in this presentation as well as in reports we file with the Securities and Exchange Commission, could cause actual results to differ materially from those expressed in such forward-looking statements: (i) our ability to efficiently integrate acquisitions into our operations, retain the customers of these businesses and grow the acquired operations, including with respect to our recently completed acquisition of Brand Group Holdings, Inc.; (ii) the timing of the implementation of changes in operations to achieve enhanced earnings or effect cost savings; (iii) competitive pressures in the consumer finance, commercial finance, insurance, financial services, asset management, retail banking, mortgage lending and auto lending industries; (iv) the financial resources of, and products available to, competitors; (v) changes in laws and regulations as well as changes in accounting standards; (vi) changes in regulatory policy; (vii) changes in the securities and foreign exchange markets; (viii) our potential growth, including our entrance or expansion into new markets, and the need for sufficient capital to support that growth; (ix) changes in the quality or composition of our loan or investment portfolios, including adverse developments in borrower industries or in the repayment ability of individual borrowers; (x) an insufficient allowance for loan losses as a result of inaccurate assumptions; (xi) general market or business conditions; (xii) changes in demand for loan products and financial services; (xiii) concentration of credit exposure; (xiv) changes or the lack of changes in interest rates, yield curves and interest rate spread relationships; and (xv) other circumstances, many of which are beyond management’s control. Our management believes the forward-looking statements about us are reasonable. However, investors should not place undue reliance on them. Any forward-looking statements in this presentation are not guarantees of future performance. They involve risks, uncertainties and assumptions, and actual results, developments and business decisions may differ from those contemplated by those forward-looking statements. Many of the factors that will determine these results are beyond our ability to control or predict. We expressly disclaim any duty to update or revise any forward-looking statements, all of which are expressly qualified by the statements above. 2

Current Footprint More than 190 banking, lending, wealth management and insurance offices Portfolio Loans* Northern Eastern 22% 36% Western 24% Central 18% Total Deposits* Northern 15% Eastern Western 34% 38% Central 13% 3 *As of September 30, 2018

Four Key Strategic Initiatives • Focus on highly-accretive acquisition opportunities Capitalize on • Leverage existing markets Opportunities • Seek new markets • New lines of business • Superior returns • Revenue growth / Expense control Enhance Profitability • Net interest margin expansion / mitigate interest rate risk • Loan growth • Core deposit growth • Enhance credit process, policies and personnel Focus on Risk • Aggressively identify and manage problem credits Management • Board focus on Enterprise Risk Management • Selective balance sheet growth Build Capital Ratios • Maintain dividend • Prudently manage capital 4

Renasant Footprint – June 2010 Financial Highlights Nashville TENNESSEE Assets $3.59 Billion Memphis Gross Loans $2.28 Billion Deposits $2.69 Billion Huntsville Tupelo Atlanta Birmingham GEORGIA ALABAMA Jackson Montgomery MISSISSIPPI Source: SNL Financial

Market Expansion Since 2010

RENASANT CORPORATION | Understanding You.

2018	**Whole Bank Transaction:**	Brand Group Holdings, Inc. | Lawrenceville, GA | Assets: $2.3 billion
2017	**Whole Bank Transaction:** **De novo expansion:**	Metropolitan BancGroup, Inc. | Ridgeland, MS | Assets: $1.2 billion Mobile, AL
2016	**Whole Bank Transaction:**	KeyWorth Bank | Atlanta, GA | Assets: $399 million
2015	**Whole Bank Transaction:**	Heritage Financial Group, Inc. | Albany, GA | Assets: $1.9 billion
2013	**Whole Bank Transaction:** **De novo expansion:**	First M&F Corporation | Kosciusko, MS | Assets: $1.5 billion Bristol, TN | Johnson City, TN
2012	**De novo expansion:**	Maryville, TN | Jonesborough, TN
2011	**FDIC-Assisted Transaction:** **Trust Acquisition:** **De novo expansion:**	American Trust Bank | Roswell, GA | Assets: $145 million RBC (USA) Trust Unit | Birmingham, AL | Assets: $680 million Montgomery, AL | Starkville, MS | Tuscaloosa, AL
2010	**FDIC-Assisted Transaction:** **De novo expansion:**	Crescent Bank and Trust | Jasper, GA | Assets: $1.0 billion Columbus, MS

Current Footprint Over 190 banking, lending, wealth management and insurance offices Highlights* Assets $12.75 billion Gross Loans $9.12 billion Deposits $10.17 billion *As of September 30, 2018 7

Merger of Renasant Corporation and Brand Group Holdings, Inc. Completed September 1, 2018 8

Transaction Terms and Multiples Target: . Brand Group Holdings, Inc. (“Brand”) . $474 million aggregate consideration (1)(2) Implied Purchase Price: . $1,556 per Brand common share (1) . 95% stock / 5% cash Consideration: ‒ 31.72 RNST shares and $74.57 of cash for each Brand common share ‒ Tax free transaction for stock component Options: . All in-the-money options were cashed out at a fixed price of $1,519 at close Ownership Split at Closing: . 84% RNST / 16% Brand Additional Related . $54.8 million of Brand’s classified assets were sold prior to closing . Transactions: Brand’s mortgage subsidiary was divested on October 31, 2018 Management and . Brand’s CEO, Bartow Morgan Jr., appointed Chief Commercial Banking Officer . Board of Directors: Connie Engel, an independent Brand director, was appointed to the RNST board Closed: . September 1, 2018 (1) Based on RNST’s stock price of $46.69 as of 8/31/18, a fixed per share exchange ratio of 31.72x and a per share cash payment of $74.57 9 (2) Includes the value of options that were cashed out at closing

Transaction Rationale  Strategically Important ‒ Acquisition of 110+ year-old bank with quality core client base • $1.25 billion in transaction-related core deposits ‒ Strengthens RNST’s market presence in the attractive Atlanta MSA to be ranked in the top 10 (1) • 29% of pro forma franchise located in the Atlanta MSA (1) • Atlanta is the 9th largest MSA in the nation and the 2nd largest in the Southeast by population, with ~6 million people ‒ 9 of Brand’s 13 branches (2), or 97% of deposits, are in Gwinnett County, the 2nd largest county in the Atlanta MSA ‒ Complementary cultures and business model  Financially Attractive ‒ Double digit EPS accretion, once cost savings are fully realized (3) ‒ Mid single digit initial dilution to tangible book value; earned back within 3 years (4) ‒ Estimated IRR exceeds 20% ‒ Cost savings assumption based on market overlap and past acquisition experience ‒ Pro forma regulatory capital ratios remain above “well capitalized” guidelines (4) ‒ Pro forma C&D and CRE concentrations remain below regulatory recommended thresholds (4)  Lower Risk Opportunity ‒ In-market transaction ‒ Extensive due diligence process completed • ~77% of non-classified loans by book balance greater than $5 million reviewed • 100% of classified assets reviewed ‒ Manageable asset size and branch network ‒ Essentially all classified assets excluded from transaction ‒ Key members of Brand management to remain with RNST ‒ Track record of 7 successfully integrated acquisitions over the last 10 years Source: SNL Financial Demographic data as of 6/30/18; financial data as of 12/31/17 (1) Based on 6/30/18 deposits (2) Includes BrandExpress branches 10 (3) Excludes one-time merger related expenses (4) Includes one-time merger related expenses

Atlanta – The Southeast's Most Attractive MSA

RENASANT CORPORATION | Understanding You.

Brand's Strategic Branch Footprint


Pickens
Dawson
Hall
Bartow
Cherokee
Forsyth
Fulton
Barrow
Paulding
Cobb
Gwinnett
DeKalb
Walton
Douglas
Fulton
Rockdale
Carroll
Newton
Morgan
Clayton
Henry
Fayette
Coweta
Butts
Jasper
Spalding
Meriwether
Pike
Lamar
Brand Branches (8)
BrandExpress Branches (5)
Counties >200,000 pop.

Atlanta MSA Highlights

- 2nd largest MSA in the Southeast by population at ~6mm
  - 9th largest in the U.S.
- Largest MSA in the Southeast by GDP at ~$300bn
  - 8th largest in the U.S.
- Highest concentration of Fortune 500 companies (15) in the Southeast
  - 3rd highest in U.S.
- 2nd wealthiest MSA in Southeast by household income at $65 thousand
- World's busiest airport for 17 years running
  - 80% of U.S. population within a 2-hour flight

Atlanta MSA Community & Regional Independent Banks (1)

Rank	Institution	Assets ($bn)	% ATL (2)	ATL DMS Rank (3)
1	Landmark Bancshares, Inc.	$0.5	100 %	25
2	Brand Group Holdings, Inc.	2.3	97	12
3	United Bank Corp.	1.3	84	17
4	Fidelity Southern Corp.	4.6	78	8
5	MetroCity Bankshares, Inc.	1.1	77	21
6	Piedmont Bancorp, Inc.	0.8	75	24
7	Atlantic Capital Bancshares, Inc.	2.7	74	13
8	Charter Financial Corp.	1.4	53	23
9	State Bank Financial Corp.	5.2	30	16

Top Tier Demographics

'18 – '23 Pop. Growth


3.5%
5.0%
6.5%
7.4%
US
Georgia
Atlanta
Gwinnett County

2023 Proj. Median HHI


$61,045
$56,017
$65,167
$73,600
US
Georgia
Atlanta
Gwinnett County

Source: SNL Financial, www.ATL.com
Financial data as of 12/31/17; demographic and deposit market share data as of 6/30/17; pro forma for announced transactions

(1) Includes banks with total assets between $500 million and $10 billion and more than $500 million of deposits in the Atlanta MSA; excludes merger targets at the time of Brand merger announcement
(2) Indicates percentage of total deposits held in Atlanta MSA; table is ranked by this category
(3) Ranking of deposit market share of all institutions with deposits in the Atlanta MSA

11

Our Atlanta Franchise

RENASANT CORPORATION | Understanding You.

Atlanta MSA Deposit Market Share

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	Wells Fargo & Co.	$21,417	19.9 %	173
2	Bank of America Corp.	17,869	16.6	129
3	SunTrust Banks Inc.	14,200	13.2	152
4	BB&T Corp.	5,895	5.5	78
5	JPMorgan Chase & Co.	4,986	4.6	79
6	Synovus Financial Corp.	4,985	4.6	44
7	Regions Financial Corp.	3,863	3.6	63
8	Fidelity Southern Corp.	3,210	3.0	47
9	Bank OZK	2,878	2.7	38
10	United Community Banks Inc.	2,690	2.5	34
11	Renasant Corp.	2,659	2.5	26

Gwinnett County Deposit Market Share

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	Wells Fargo & Co.	$3,273	19.2 %	28
2	Bank of America Corp.	2,873	16.9	23
3	SunTrust Banks Inc.	2,333	13.7	22
4	Renasant Corp.	1,805	10.6	10
5	BB&T Corp.	1,123	6.6	12
6	JPMorgan Chase & Co.	710	4.2	13
7	East West Bancorp Inc.	695	4.1	1
8	United Community Banks Inc.	395	2.3	3
9	Quantum Capital Corp.	378	2.2	1
10	Piedmont Bancorp Inc.	375	2.2	3

Pro Forma Atlanta MSA Branch Footprint (1)



Pickens
Dawson
Cherokee
Bartow
Forsyth
Hall
Barrow
Paulding
Cobb
Gwinnett
Haralson
DeKalb
Walton
Douglas
Atlanta
Rockdale
Fulton
Morgan
Carroll
Clayton
Newton
Henry
Coweta
Fayette
Jasper
Heard
Spalding
Butts
Pike
Lamar
Meriwether
Monroe
RNST Branches
Brand Branches
BrandExpress Branches

Market Overlap: 1 traditional Brand branch, or 13%, is within 1 mile of an existing RNST branch; 2 traditional Brand branches, or 25%, are within 5 miles

Source: S&P Global Intelligence
Deposit data as of 6/30/18; pro forma for announced transactions
Excludes branches with deposits greater than $1.5 billion
(1) Hall county not within Atlanta MSA; included to show full Brand footprint

12

Our Combined Company Current Footprint Financial Highlights Assets $12.75 billion Johnson City Knoxville 40 40 Nashville Loans $9.12 billion TENNESSEE Memphis 65 24 Deposits $10.17 billion Huntsville 75 Branches 162 Tupelo 20 Loans/Deposits 89.7% Birmingham Atlanta Augusta 20 Auburn Macon Deposits by State Jackson GEORGIA Savannah Florida Montgomery 3% 59 75 Alabama 65 Albany 10% MISSISSIPPI ALABAMA 55 Mississippi 10 Tennessee 38% FLORIDA 15% 10 RNST Branches Gainesville Brand Branches 95 Ocala BrandExpress Branches Georgia 34% As of September 30, 2018 13

Four Key Strategic Initiatives • Focus on highly-accretive acquisition opportunities Capitalize on • Leverage existing markets Opportunities • Seek new markets • New lines of business • Superior returns • Revenue growth / Expense control Enhance Profitability • Net interest margin expansion / mitigate interest rate risk • Loan growth • Core deposit growth • Enhance credit process, policies and personnel Focus on Risk • Aggressively identify and manage problem credits Management • Board focus on Enterprise Risk Management • Selective balance sheet growth Build Capital Ratios • Maintain dividend • Prudently manage capital 14

Total Assets • Reduced balance sheet to $12,000 manage assets below $10 billion at December 31, 2017 $10,000 • Deleverage strategy included: • Reduction of $479 million in investment securities $8,000 • Reduction of $99 million in mortgage loans held for sale $6,000 • Purchased investment securities of $318 million in 1Q18, $180 million in 2Q18, $4,000 and $79 million in 3Q18 to relever the balance sheet $2,000 $0 (In thousands) Total Assets Deposits 15

Diluted Earnings Per Share* $3.00 $0.90 $0.80 0.78 $0.75 $2.50 $2.42 $2.31 $0.70 $0.70 $2.10 $0.64 $0.61 $0.62 $0.59 $0.59 $0.59 $2.00 $1.89 $0.60 $0.54 $0.55 $0.50 $1.50 $1.38 $0.40 $1.09 $1.00 $0.30 $0.20 $0.50 $0.10 $0.00 $0.00 2012 2013 2014 2015 2016 2017 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 * Diluted earnings per share excludes revaluation of net deferred tax assets, merger expense, debt extinguishment penalty, and loss share termination. See slide 43 for reconciliation of non-GAAP disclosure to GAAP. 16

Enhanced Profitability Return on Assets* Return on Tangible Equity* 1.60% 20.00% 1.45% 1.47% 1.39% 17.66% 1.40% 18.00% 17.11% 16.37% 16.34% 16.10%16.23% 1.20% 16.00% 1.20% 1.15% 14.48% 1.10% 1.03% 14.00% 1.00% 12.17% 12.00% 0.80% 0.80% 10.00% 9.40% 0.66% 0.60% 8.00% 6.00% 0.40% 4.00% 0.20% 2.00% 0.00% 0.00% 2012 2013 2014 2015 2016 2017 1Q18 2Q18 3Q18 2012 2013 2014 2015 2016 2017 1Q18 2Q18 3Q18 * Return on assets and return on tangible equity each excludes revaluation of net deferred tax assets, merger expense, debt extinguishment penalty, and loss share termination. See slides 44 and 45 for reconciliations of these non-GAAP disclosures 17 to GAAP.

Total Portfolio Loans $10,000,000 • Loans not purchased increased $9,000,000 $152 million, or 10% annualized, $8,000,000 during 3Q18 $7,000,000 • Loan production for 3Q18 was $6,000,000 $404 million $5,000,000 • Company maintains strong $4,000,000 pipelines throughout all $3,000,000 markets which will continue to $2,000,000 drive further loan growth $1,000,000 $0 2013 2014 2015 2016 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 ($ in thousands) Not Purchased Purchased Covered Purchased ($ in millions) 2013 2014 2015 2016 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 Not $2,886 $3,268 $3,830 $4,714 $4,834 $5,059 $5,294 $5,588 $5,830 $6,058 $6,210 Purchased Purchased $182 $143 $93 - - - - - - - Covered* Purchased $813 $577 $1,490 $1,489 $1,402 $1,312 $2,155 $2,032 $1,868 $1,710 $2,913 Not Covered Total Loans $3,881 $3,988 $5,413 $6,203 $6,236 $6,371 $7,449 $7,620 $7,698 $7,768 $9,123 * Covered loans are subject to loss-share agreements with FDIC. Loss-share agreements with FDIC were terminated in 4Q16. 18

Diversified Loan Portfolio . At September 30, 2018, loans totaled $9.1 billion  68% Not Purchased  32% Purchased Non Owner Occupied 26% Owner Occupied 18% C&I 13% Consumer 1-4 Family 2% 30% Const Land Dev 8% 2% 19

C&D and CRE Loan Concentration Levels Acquisition, Development & Construction (ADC) and Commercial Real Estate (CRE) ADC Loans as a Percentage of CRE Loans (Construction & Perm) as a Risk Based Capital Percentage of Risk Based Capital 100% 300% 91% 277% 87% 267% 251% 250% 82% 83% 244% 244% 81% 80% 80% 79% 250% 242% 242% 80% 76% 231% 227% 230% 69% 66% 200% 60% 150% 40% 100% 20% 50% 0% 0% 20

Focus on Core Funding $12,000,000 2.50% $10,000,000 2.00% $8,000,000 ) 1.50% $6,000,000 1.00% $4,000,000 ($ in thousands ($ 0.50% $2,000,000 $- 0.00% 2013 2014 2015 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 Total Deposits Cost of Deposits Fed Funds $2,500,000 Non Interest Bearing Demand Deposits 3Q 2018 $2,000,000 Non Interest DDA Other Int 22% $1,500,000 Bearing Borrowed Accts Funds 4% 51% $1,000,000 Time Deposits 23% $500,000 $- Cost of Funds ($ in thousands) .77% 21

Net Interest Income and Net Interest Expense 6.00% 6.00% 5.00% 5.00% 4.00% 4.00% 3.00% 3.00% Margin Yield/Cost 2.00% 2.00% 1.00% 1.00% 0.00% 0.00% 2013 2014 2015 2016 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 Yield on Earning Assets Cost of Funds Margin ($ in thousands) 2013 2014 2015 2016 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 Net Interest $157,133 $202,482 $241,358 $300,991 $74,015 $79,603 $90,017 $93,262 $89,240 $92,389 $99,439 Income Net Interest 3.96% 4.12% 4.16% 4.22% 4.01% 4.27% 4.08% 4.25% 4.20% 4.15% 4.07% Margin Yield on Earning 4.53% 4.59% 4.52% 4.61% 4.43% 4.68% 4.55% 4.75% 4.72% 4.78% 4.81% Assets Cost of Funds 0.57% 0.47% 0.37% 0.39% 0.43% 0.43% 0.49% 0.52% 0.53% 0.65% 0.77% 22

Sources of Non Interest Income* ($ in thousands) • Diversified sources of noninterest income Non Interest Income* $45,000 • Opportunities for growing Non Interest Income $40,000  $35,000 Expansion of Trust Division Wealth Management $30,000 services into larger, metropolitan markets  $25,000 Expansions within our de novo operations $20,000  $15,000 Expansion of the Mortgage Division within new $10,000 markets $5,000 Preserved debit card revenue in 2018 by $- deleveraging the balance sheet below $10B in assets in 4Q17 1Q08 Svc Chgs 3Q18 Svc Chgs $14M* 39% $38M* 6% Insurance 23% Insurance 6% Mtg Inc Mtg Inc 8% 38% 12% 11% Wealth Mgmt Wealth Mgmt 5% Fees & Comm 16% Fees & Comm 27% Other 9% Other 23 *Non interest income excludes gains and losses from securities transactions. See slide 42 for reconciliation of non-GAAP disclosure to GAAP.

Improved Efficiency 80.00% • Continued focus on managing noninterest expenses and 75.00% improving efficiency • Provided resources for eight 70.00% de novo expansions since 2011 • Fluctuations in mortgage loan 65.00% expense driven by higher mortgage production 60.00% 55.00% 50.00% 45.00% 2013 2014 2015 2016 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 Efficiency Ratio* Efficiency Ratio ex. Mortgage* * Excludes debt extinguishment penalties, amortization of intangibles, loss share termination charges and merger-related expenses from noninterest expense and profit (loss) on sales of securities and gains on acquisitions from noninterest income. See slides 40 and 41 for reconciliation of non- GAAP disclosure to GAAP. 24

Four Key Strategic Initiatives • Focus on highly-accretive acquisition opportunities Capitalize on • Leverage existing markets Opportunities • Seek new markets • New lines of business • Superior returns • Revenue growth / Expense control Enhance Profitability • Net interest margin expansion / mitigate interest rate risk • Loan growth • Core deposit growth • Enhance credit process, policies and personnel Focus on Risk • Aggressively identify and manage problem credits Management • Board focus on Enterprise Risk Management • Selective balance sheet growth Build Capital Ratios • Maintain dividend • Prudently manage capital 25

Non Performing Assets Continue to Decline Both on a Linked Quarter and Y-O-Y Basis 2.50% . Not purchased NPAs are now below pre-credit cycle levels . 2.00% Loss-share agreements with FDIC were terminated in 4Q 2016 1.50% 1.00% Not Purchased Purchased Not Covered NPL’s $13.5M $12.8M 0.50% ORE $4.7M $7.9M Total NPA’s $18.2M $20.7M 0.00% Not Purchased Purchased Covered Purchased Not Covered As a percentage of total assets 26

Proactive in Providing Reserves for Problem Credit Resolution $6,000 450% • Net charge-offs: 400% $5,000 • 5 bps in 3Q18 350% • Provision for loan losses: $4,000 300% • $2.25 million in 3Q18 250% $3,000 ($ inthousands) ($ 200% $2,000 150% 100% $1,000 50% $- 0% ($)Provision for Loan Losses ($)Net Charge Offs Coverage Ratio* Allowance for Loan Losses as % of Non-Purchased Loans* 2014 2015 2016 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 1.29% 1.11% 0.91% 0.89% 0.87% 0.84% 0.83% 0.80% 0.78% 0.78% * Ratios excludes loans and assets purchased in connection with recent acquisitions or loss share transactions. 27

Strong Credit Quality Metrics NPLs and Early Stage Delinquencies (30-89 Days Past Due Loans)* $25,000 $20,000 NPLs 30-89 $15,000 Days $10,000 $5,000 $0 2013 2014 2015 2016 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 ($ in thousands) *Amounts exclude loans and assets purchased in connection with recent acquisitions or loss-share transactions. • NPLs to total loans were 0.22% as of September 30, 2018 28

Four Key Strategic Initiatives • Focus on highly-accretive acquisition opportunities Capitalize on • Leverage existing markets Opportunities • Seek new markets • New lines of business • Superior returns • Revenue growth / Expense control Enhance Profitability • Net interest margin expansion / mitigate interest rate risk • Loan growth • Core deposit growth • Enhance credit process, policies and personnel Focus on Risk • Aggressively identify and manage problem credits Management • Board focus on Enterprise Risk Management • Selective balance sheet growth Build Capital Ratios • Maintain dividend • Prudently manage capital 29

Strong Capital Position • Maintained dividend throughout economic downturn 10.50% Tangible Common Equity Ratio* • Increased quarterly dividend four times since 2Q16 9.50% • Regulatory capital ratios are well above the minimum for 8.50% well-capitalized classification • Capital level positions the Company for future growth and 7.50% geographic expansion 6.50% • Proactive capital plan: 5.50% • Raised $98.2M of subordinated notes in 3Q 2016 • 4.50% Raised $84.1M of common equity in 4Q 2016 2013 2014 2015 2016 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 • Recently announced $50M share buyback plan Renasant Capital 2013 2014 2015 2016 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 Tangible Common 6.64% 7.52% 7.54% 9.00% 9.16% 9.31% 9.03% 9.56% 9.36% 9.35% 8.80% Equity* Leverage 8.68% 9.53% 9.16% 10.59% 10.39% 10.68% 10.05% 10.18% 10.61% 10.63% 9.85% Tier 1 Risk 11.41% 12.45% 11.51% 12.86% 12.93% 12.86% 12.26% 12.39% 12.41% 12.73% 11.84% Based Total Risk 12.58% 13.54% 12.32% 15.03% 15.11% 15.00% 14.30% 14.46% 14.44% 14.75% 13.85% Based Tier 1 Common N/A N/A 9.99% 11.47% 11.69% 11.65% 11.21% 11.34% 11.38% 11.71% 10.80% Equity 30 * Excludes intangible assets. See slide 39 for reconciliation of non-GAAP disclosure to GAAP.

Consistent and Strong Dividend Dividends Per Share – Annually Dividends Per Share – Quarterly $0.80 $0.25 $0.70 $0.20 $0.60 $0.50 $0.15 $0.40 $0.30 $0.10 $0.20 $0.05 $0.10 $0.00 $0.00 31

Poised for Growth with Added Shareholder Value . $12.75B franchise well positioned in attractive markets in the Southeast . Merger with Brand Group Holdings, Inc. added $2.3B in assets, $1.7M in deposits and $1.6M in loans on the acquisition date . Strategic focus on expanding footprint • Acquisition • De Novo • New lines of business . Opportunity for further profitability improvement . Organic loan growth . Core deposit growth . Revenue growth . Declining credit costs . Strong capital position . Consistent dividend payment history 32

Appendix 33

Alabama – Central Region

RENASANT CORPORATION | Understanding You.

- Mazda and Toyota announced $1.6 billion investment creating up to 4,000 jobs by 2021
- Ranked #6 on the Area Development Top States for Doing Business 2016
- Honda, Hyundai, Mercedes-Benz and Toyota increasingly large presence
- Merger with Heritage Financial Group, Inc. (Nasdaq: HBOS) in July 2015 added approximately $90.0 million in loans, $141 million in deposits and 9 branches
- Opened Commercial Loan Production Office and Mortgage Production Office in Mobile, AL in Q1 2017
- 2nd largest research and technology park in the U.S
  - ✓ More than $1.4 billion in aerospace equipment exported in 2016
  - ✓ More than $8.4 billion in Department of Defense contracts

Alabama Deposit Market Share

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	Regions Financial Corp.	$21,902	21.7 %	213
2	Banco Bilbao Vizcaya Argentaria SA	14,337	14.2	89
3	Wells Fargo & Co.	8,565	8.5	116
4	ServisFirst Bancshares Inc.	4,793	4.8	12
5	Synovus Financial Corp.	4,183	4.2	34
6	BB&T Corp.	3,728	3.7	75
7	Cadence Bancorp.	3,059	3.0	26
8	PNC Financial Services Group Inc.	2,958	2.9	63
9	Trustmark Corp.	1,648	1.6	42
10	IBERIABANK Corp.	1,352	1.3	14
16	Renasant Corp.	1,022	1.0	19
	Total Market	100,726	100.0	1,459

Deposit Market Share by County – Top 5 Presence in 4 of 10 counties



20.0%
15.0%
10.0%
5.0%
0.0%
18.0%
6.5%
0.4%
1.5%
1.1%
6.9%
1.4%
11.5%
0.3%
0.6%
Morgan
Shelby
Jefferson
Madison
Montgomery
Talladega
Tuscaloosa
Chambers
Mobile
Lee
Deposit Market Share Rank
2
5
16
14
11
4
13
3
18
15



Huntsville
Decatur
Birmingham
Tuscaloosa
ALABAMA
Montgomery
Dothan
Mobile



Source: S&P Global Intelligence
Green highlighting denotes top 5 deposit market share in respective county
Deposit data as of 6/30/18

34

Florida – Central Region . Entered the Florida market through the acquisition of HBOS. Florida Deposit Market Share  Moved into FL with 6 full-services branches along I-75 Deposits Market Rank Institution ($mm) Share Branches . Opened Mortgage Production Offices in Destin and Jacksonville in 1Q 1 Bank of America Corp. $111,199 19.7% 527 2017 2 Wells Fargo & Co. 79,401 14.0 599 3 SunTrust Banks Inc. 50,616 9.0 425 . th Florida would have the 19 largest economy in the world, if it were a 4 JPMorgan Chase & Co. 36,276 6.4 410 country 5 TIAA Board of Overseers 23,135 4.1 12 6 BB&T Corp. 18,302 3.2 288 . 7 Regions Financial Corp. 18,010 3.2 307 Publix Super Markets, Southern Wine & Spirits, Royal Caribbean Cruise, 8 Citigroup Inc. 18,009 3.2 55 Darden Restaurants, CSX, and JM Family Enterprises are all 9 BankUnited Inc. 15,231 2.7 87 10 Toronto-Dominion Bank 13,787 2.4 156 headquartered in Florida 106 Renasant Corp. 251 0.0 6 Total Market 565,471 100.0 4,899 . Florida projected population growth is approximately 6.7% compared to the national average of 3.8% Deposit Market Share by County 4.0% 3.0% 2.5% RNST Branches 2.1% 2.2% 2.0% 1.0% 0.0% Marion Alachua Deposit Columbia Market 9 9 6 Share Source: S&P Global Intelligence 35 Deposit data as of 6/30/18 Rank

Georgia – Eastern Region

RENASANT CORPORATION | Understanding You.

- Entered the North GA market through two FDIC loss share transactions
  - ✓ 12 full-service locations
  - ✓ Expanded services include mortgage and wealth management personnel
- Grew GA presence by completing acquisition of HBOS
  - ✓ Added 20 full-service branches and 4 mortgage offices
  - ✓ Significantly ramps up our mortgage division
- Enhanced GA presence by acquisition of KeyWorth Bank ($399 million in assets) in April 2016
  - ✓ Approximately $284 million in loans, $347 million in deposits, and 4 full-service branches
- Merger with Brand Group Holdings, which closed September 1, 2018, added $1.7 billion in deposits and $1.6 billion in loans

Georgia Deposit Market Share

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	SunTrust Banks Inc.	$54,360	22.1 %	225
2	Wells Fargo & Co.	36,985	15.1	250
3	Bank of America Corp.	36,641	14.9	163
4	Synovus Financial Corp.	15,946	6.5	117
5	BB&T Corp.	12,571	5.1	141
6	Regions Financial Corp.	6,827	2.8	114
7	United Community Banks Inc.	6,178	2.5	65
8	Ameris Bancorp	5,331	2.2	69
9	JPMorgan Chase & Co.	5,031	2.1	81
10	Bank OZK	4,433	1.8	67
13	Renasant Corp.	3,631	1.5	47
	Total Market	245,735	100.0	2,294

Deposit Market Share by County – Top 5 Presence in 12 of 24 counties



32.0%
24.0%
16.0%
8.0%
0.0%
Gwinnett 10.6% 4
Fulton 0.3% 16
Dougherty 15.3% 3
Cherokee 5.0% 7
Bulloch 11.9% 4
Effingham 28.1% 1
Pickens 13.7% 3
Forsyth 2.4% 12
Bartow 7.6% 8
Bibb 2.3% 9
Barrow 6.3% 5
Jeff Davis 30.7% 2
Lowndes 2.9% 12
Hall 1.3% 13
Lee 11.7% 4
Cook 18.9% 2
DeKalb 0.3% 21
Worth 16.9% 4
Appling 11.9% 5
Chatham 0.5% 18
Tattnall 9.3% 4
Troup 1.4% 11
Cobb 0.1% 25
Muscogee 0.1% 13
Deposit Market Share Rank



Dalton
Rome
Gainesville
Athens
Atlanta
Augusta
LaGrange
Macon
Columbus
GEORGIA
Savannah
Hinesville
Albany
Valdosta

Source: S&P Global Intelligence
Green highlighting denotes top 5 deposit market share in respective county
Deposit data as of 6/30/18

36

Mississippi – Western Region

RENASANT CORPORATION | Understanding You.

- Increased presence in Mississippi with the recent acquisition of Metropolitan BancGroup, Inc., which closed 7/1/17
  - ✓ Added 4-full service branches
- Columbus Air Force Base trains 1/3 of the nation's pilots, with an economic impact of $250 million
- Yokohama Tire Corporation announces plans to locate new commercial tire plant in West Point with an initial investment of $300 million and potentially more than $1 billion.
- In Blue Springs, MS, Toyota Motor Corp. announced a $170 million plant expansion, which will add 400 jobs.
- City of Tupelo/Lee County
  - ✓Hosts one of the largest furniture markets in the U.S.
  - ✓Home to one of the largest rubber / tire producers in the country

Mississippi Deposit Market Share

Rank	Institution	Deposits ($mm)	Market Share		Branches
1	Trustmark Corp.	$7,601	14.1	%	122
2	Regions Financial Corp.	6,936	12.9		126
3	BancorpSouth Bank	5,367	10.0		97
4	Renasant Corp.	3,973	7.4		71
5	Hancock Whitney Corp.	3,140	5.8		39
6	Community Bancshares of Mississippi Inc.	2,467	4.6		36
7	BancPlus Corp.	2,292	4.3		58
8	Citizens National Banc Corp.	1,168	2.2		26
9	First Bancshares Inc.	961	1.8		18
10	Planters Holding Co.	919	1.7		19
	Total Market	53,806	100.0		1,140

Deposit Market Share by County – Top 5 Presence in 23 of 28 counties



60.0%
45.0%
30.0%
15.0%
0.0%
Lee 50.6%
Desoto 13.5%
Oktibbeha 31.0%
Madison 9.9%
Monroe 25.2%
Attala 49.3%
Rankin 5.2%
Pontotoc 30.2%
Prentiss 28.9%
Lafayette 9.0%
Alcorn 13.2%
Lowndes 8.7%
Winston 24.5%
Calhoun 31.5%
Grenada 17.0%
Clay 23.9%
Copiah 17.6%
Union 10.2%
Choctaw 48.7%
Yalobusha 24.6%
Bolivar 7.5%
Panola 8.6%
Hinds 0.6%
Montgomery 11.1%
Tishomingo 9.1%
Holmes 11.5%
Neshoba 4.1%
Chickasaw 4.9%
Deposit Market Share Rank
1 3 1 5 1 1 7 2 2 6 5 5 3 2 2 3 3 3 2 2 6 4 10 4 3 3 6 4



Tupelo
Clarksdale
Columbus
Greenville
MISSISSIPPI
Meridian
Vicksburg
Jackson
Hattiesburg
Gulfport

Source: S&P Global Intelligence
Deposit data as of 6/30/18

37

Tennessee – Northern Region

RENASANT CORPORATION Understanding You.

- Our Tennessee Operations
  - ✓ The Knoxville/Maryville MSA location opened in late Q2 ‘12
  - ✓ East Tennessee operations currently have 4 full-service branches, $304 million in loans and $133 million in deposits
  - ✓ Metropolitan acquisition added two branches in each of Memphis and Nashville
  - ✓ New Healthcare Lending Group added in Nashville during 2015
- Tennessee ranked 4th best state to do business, per Area Development magazine
  - ✓ Driven by VW, Nissan and GM, Tennessee named the #1 state in the nation for automotive manufacturing strength
  - ✓ Unemployment rate continues to improve declining to 3.4% from 10.4% in January 2010, down 1.6% since last November

Tennessee Deposit Market Share

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	First Horizon National Corp.	$24,023	15.5 %	164
2	Regions Financial Corp.	18,727	12.1	220
3	SunTrust Banks Inc.	13,918	9.0	117
4	Pinnacle Financial Partners Inc.	12,264	7.9	47
5	Bank of America Corp.	11,288	7.3	59
6	FB Financial Corp.	3,702	2.4	60
7	Franklin Financial Network Inc.	3,401	2.2	14
8	U.S. Bancorp	3,166	2.0	102
9	BB&T Corp.	2,973	1.9	42
10	Wells Fargo & Co.	2,234	1.4	19
16	Renasant Corp.	1,388	0.9	19
	Total Market	154,893	100.0	2,055

Deposit Market Share by County – Top 5 Presence in 1 of 8 counties


12.0%
9.0%
6.0%
3.0%
0.0%
2.4%
1.4%
0.7%
2.8%
2.4%
1.2%
10.9%
0.9%
Shelby
Davidson
Williamson
Blount
Washington
Sumner
Crockett
Sullivan
Deposit Market Share Rank
8
12
18
8
11
16
3
9

- In the Nashville market, Hospital Corporation of American announced an expansion that will create 2,000 jobs
- #1 single-family housing market in the country
  - ✓ Housing prices appreciated 8% in the last year, and 23.3% in the last 3 years
- The Memphis MSA market ranked #1 for Logistics Leaders both nationally and globally
  - ✓ Bass Pro Shops, $70 million hotel in conjunction with their Pyramid flagship store
- Fortune 500 company, Royal Phillips to expand in Tennessee, creating nearly 1,000 jobs in Nashville and Franklin


Clarksville
Nashville
Murfreesboro
Jackson
TENNESSEE
Memphis
Chattanooga
Morristown
Knoxville
Johnson City
40
24
75

38

Source: S&P Global Intelligence - Green highlighting denotes top 5 deposit market share in respective county
Deposit data as of 6/30/18

Reconciliation of Non-GAAP Disclosures Tangible Common Equity 39

Reconciliation of Non-GAAP Disclosures Efficiency Ratio 40

Reconciliation of Non-GAAP Disclosures Efficiency Ratio (Excluding Mortgage) 41

Reconciliation of Non-GAAP Disclosures Non Interest Income 42

Reconciliation of Non-GAAP Disclosures Diluted Earnings Per Share 43

Reconciliation of Non-GAAP Disclosures Return on Assets 44

Reconciliation of Non-GAAP Disclosures Return on Tangible Equity 45

Investor Inquiries E. Robinson McGraw Chairman of the Board and Executive Chairman 209 TROY STREET TUPELO, MS 38804-4827 C. Mitchell Waycaster President and Chief Executive Officer PHONE: 1-800-680-1601 FACSIMILE: 1-662-680-1234 Kevin D. Chapman WWW.RENASANT.COM Senior Executive Vice President, WWW.RENASANTBANK.COM Chief Financial Officer and Chief Operating Officer 46